EXHIBIT 99.1

Investor Presentation dated April 17, 2014

1 Quarter 2014 Earnings Conference Call April 17, 2014 st

Forward-Looking Statement
Certain statements contained in this release are forward-looking in nature. These include all statements about People's United Financial's plans, objectives, expectations and other statements that are not historical facts, and usually use words such as "expect," "anticipate," "believe," "should" and similar expressions.
Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause People's United Financial's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to
People’s United Financial include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4)
changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) residential mortgage and secondary market activity; (7) changes in accounting and regulatory guidance applicable to banks; (8) price levels and conditions in the public securities markets generally; (9) competition and its effect on pricing, spending, third-party relationships and revenues;
(10) the successful integration of acquisitions; and (11) changes in regulation resulting from or relating to financial reform legislation. People's United Financial does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

First Quarter 2014 Results
Overview / 1Q 2014 vs. 4Q 2013
Operating earnings of $56.5 million or $0.19 per share, versus $0.20 per share in the prior quarter
Net interest income on a fully taxable equivalent basis of $231.8 million, 4%
annualized growth rate and also up 4% from 1Q 2013
Net interest margin of 3.17%, down 7 basis points
Loan growth of $239 million, 4% annualized growth rate
Deposit growth of $1.1 billion, 20% annualized growth rate
Non-interest income decreased $2.6 million to $79.9 million
Efficiency ratio was 63.9% compared to 62.8% last quarter
(1)
Net charge-offs were 12 basis points compared to 18 basis points last quarter
Note: (1) Operating lease expense excluded from non-interest expense and offset against operating lease income within non-interest income. Amortization of investments in affordable housing projects excluded from non-interest income and included as a component of income tax expense
Excluding brokered deposits, deposit growth of $561 million, 10% annualized growth rate

3
Net Interest Income (Fully Taxable Equivalent)
Linked Quarter Change
(in $ millions)
229.5
231.8
(3.4)
(3.1)
(0.3)
2.4
6.7
4Q 2013 Calendar
Days
Acquired
Loans
Borrowings Originated
Loans
Investments 1Q 2014

4 Net Interest Margin (%) Linked Quarter Change 3.24% (0.05%) (0.05%) (0.01%) 0.03% 0.01% 3.17% 4Q 2013 Calendar Days New Loan Volume Loan Mix Investments Deposits 1Q 2014

5 Loans Linked Quarter Change (in $ millions) Annualized Linked QTD change 3.9% 24,390 257 96 (114) 24,629 Dec 31, 2013 Commercial Retail Acquired Mar 31, 2014

Deposits
Linked Quarter Change
(in $ millions)
^   Retail includes brokered deposits of $115MM and $663MM at December 31, 2013 and March 31, 2014, respectively
Total
23,666
Retail ^
Annualized Linked QTD change
19.7%
Commercial
22,557
16,195
17,029
6,362
6,637
275
834
Dec 31, 2013 Retail Commercial Mar 31, 2014

Non-Interest Income
Linked Quarter Change
(in $ millions)
82.5
79.9
1.9
1.0
(2.4)
(0.9)
(0.5)
(0.2)
(1.3)
(0.2)
4Q 2013 Operating
Lease
Income
Insurance Customer Int.
Rate Swap
Income
Bank Service
Charges
Loan
Prepayment
Fees
Brokerage
Commissions
Gain on Resi
Mtg Loan
Sales
Other 1Q 2014

Total
Non-Operating
Operating
Non-Interest Expense
Linked Quarter Change
(in $ millions)
208.7 216.7
207.7
4.2
(0.4)
2.7
2.3
1.5
(2.3)
211.5
1.0
5.2
4Q 2013 Non-
Operating
Prof. &
Outside
Operating
Lease
Comp. &
Benefits
Occ. &
Equip.
Other 1Q 2014

Efficiency Ratio* (%)
Last Five Quarters
62.7%
61.4%
62.2%
62.8%
63.9%
1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014
Note: * Operating lease expense excluded from non-interest expense and offset against operating lease income within non-interest income. Amortization of investments in affordable housing projects excluded from non-interest income and included as a component of income tax expense

Last Five Quarters
Asset Quality
NPAs / Loans & REO* (%)
* Non-performing assets (excluding acquired non-performing loans) as a percentage of originated loans plus all REO and repossessed assets; acquired non-performing loans excluded as risk of loss has been considered by virtue of (i) our estimate of acquisition-date fair value, (ii) the existence of an FDIC loss sharing agreement, and/or (iii) allowance for loan losses established subsequent to acquisition
Source: SNL Financial and Company filings
Note: Top 50 Banks represents the largest 50 banks by total assets in each respective quarter
1.00
1.54
1.68
0.50
1.00
1.50
2.00
2.50
1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014
PBCT Peer Group Median Top 50 Banks

Asset Quality
Net Charge-Offs / Avg. Loans* (%)
Source: SNL Financial and Company filings
Note: Top 50 Banks represents the largest 50 banks by total assets in each respective quarter
* Excluding acquired loan charge-offs, PBCT’s charge-off ratio was 0.09%, 0.17%, 0.16%, 0.18% and 0.18% in 1Q 2014, 4Q 2013, 3Q 2013,
2Q 2013 and 1Q 2013, respectively
Last Five Quarters
0.12
0.23
0.28
0.00
0.10
0.20
0.30
0.40
1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014
PBCT Peer Group Median Top 50 Banks

Loans ($Bn)
Loans per Share

Deposits ($Bn)
Deposits per Share

People's United Financial, Inc.

Loans Deposits
Growing Future Earnings Per Share
Last Five Quarters
$82.73
$40
$45
$50
$55
$60
$65
$70
$75
$80
$85
$15
$16
$17
$18
$19
$20
$21
$22
$23
$24
$25
1Q13 2Q13 3Q13 4Q13 1Q14
Loans ($BN) Loans per Share
$79.49
$40
$45
$50
$55
$60
$65
$70
$75
$80
$85
$15
$16
$17
$18
$19
$20
$21
$22
$23
$24
$25
1Q13 2Q13 3Q13 4Q13 1Q14
Deposits ($BN) Deposits per Share

13 Operating ROAA (%) Last Five Quarters 0.77% 0.81% 0.78% 0.75% 0.69% 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014

14 Operating ROATE (%) Last Five Quarters 8.1% 9.3% 9.8% 9.8% 9.3% 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014

Capital Ratios
Last Five Quarters
1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014
People’s United Financial
Tang. Com. Equity/Tang. Assets 9.6% 8.7% 8.5% 7.9% 8.0%
Leverage Ratio
1, 5
10.0% 9.3% 9.2% 8.3% 8.4%
Tier 1 Common
2
12.4% 11.6% 11.4% 10.2% 10.1%
Tier 1 Risk-Based Capital
3, 5
12.5% 11.6% 11.4% 10.2% 10.1%
Total Risk-Based Capital
4, 5
13.7% 12.8% 12.6% 11.3% 11.2%
People’s United Bank
Leverage Ratio
1, 5
9.7% 9.5% 9.5% 9.1% 9.1%
Tier 1 Risk-Based Capital
3, 5
12.1% 11.9% 11.8% 11.1% 11.0%
Total Risk-Based Capital
4, 5
13.5% 13.2% 13.2% 12.4% 12.2%
Notes:
1.
Leverage (core) Capital represents Tier 1 Capital (total stockholder’s equity, excluding: (i) after-tax net unrealized gains (losses) on certain securities classified as available for sale; (ii) goodwill and other acquisition-related intangibles; and (iii) the amount recorded in accumulated other comprehensive income (loss) relating to pension and other postretirement benefits), divided by Adjusted Total Assets (period end total assets less goodwill and other acquisition-related intangibles)
2.
Tier 1 Common represents Common Equity Tier 1 Capital (calculated in accordance with the Basel III Final Rule issued in July 2013) divided by Total Risk-Weighted Assets
3.
Tier 1 Risk-Based Capital represents Tier 1 Capital divided by Total Risk-Weighted Assets
4.
Total Risk-Based Capital represents Tier 1 Capital plus subordinated notes and debentures, up to certain limits, and the allowance for loan losses, up to 1.25% of total risk weighted assets, divided by Total Risk-Weighted Assets
5.
Well capitalized limits under current capital rules for the Bank are: Leverage Ratio, 5%; Tier 1 Risk-Based Capital, 6%; and Total Risk-Based Capital, 10%

Summary
Sustainable Competitive Advantage
Premium brand built over 170 years
High quality Northeast footprint characterized by wealth, density and commercial activity
Strong leadership team
Solid net interest margin
Superior asset quality
Focus on relationship-based banking
Growing loans and deposits within footprint - in two of the largest MSAs in the country (New York City, #1 and Boston, #10)
Improving profitability
Returning capital to shareholders
Strong capital base

Appendix * * * * * * * * *********************************

Immediate Parallel Shock
Est. Change in NII (%)
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
-1.0%
-1.2%
3.4%
3.1%
7.5%
7.3%
10.9%
10.7%
14.3%
14.1%
Dn25
Up100
Up200
Up300
Up400
3/31/14
12/31/13

Yield Curve Twist 1
Est. Change in NII (%)
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-0.1%
-0.4%
1.0%
0.7%
2.9%
2.7%
-3.7%
-3.7%
2.5%
2.3%
4.8%
4.7%
Short End -25
Short End +100
Short End +200
Long End -100
Long End +100
Long End +200
3/31/14
12/31/13

People's United Financial, Inc.

Net Interest Income (NII) Sensitivity
Interest Rate Risk Profile
Notes:
1. Yield curve twist pivot point is 18 month point on yield curve. Short End defined as overnight to 18 months. Long End defined as terms greater than 18 months

Acquired Loan Portfolio
Acquired loans initially recorded at fair value (inclusive of related credit mark) without carryover of historical ALLL
Accounting model is cash-flow based:
Contractual cash flows (principal & interest) less expected cash flows (principal & interest) = non-accretable difference (effectively utilized to absorb actual portfolio losses)
Expected cash flows (principal & interest) less fair value = accretable yield
Expected cash flows are regularly reassessed and compared to actual cash collections
As of 3/31/14
(in $ millions)
Carrying
Amount a, b
Carrying Amount Component b
NPLs c
Non-Accretable
Difference/NPLs
Charge-offs
Incurred Since
Acquisition d
Accretable
Yield
Non-Accretable
Difference
Danvers (7/1/11) $712.8 $245.1 $13.2 $46.1 29% $23.9
Smithtown (11/30/10) 445.9 203.9 95.2 76.3 125% 128.4
Others (various dates) 252.0 75.4 21.2 23.3 91% 32.4
Total $1,410.7 $524.4 $129.6 $145.7
(a) Initial carrying amounts of acquired portfolios are as follows: FinFed, $1.2BN; Butler, $141MM; RiverBank, $518MM; Smithtown, $1.6BN; and Danvers, $1.9BN.
(b) Carrying amount and related components reflect loan sale, settlement and payoff activity which have occurred since acquisition.
(c) Represent contractual amounts; loans meet People’s United Financial’s definition of a non-performing loan but are not subject to classification as non-accrual in the same manner as originated loans. Rather, these loans are considered to be accruing loans because their interest income relates to the accretable yield recognized at the pool level and not to contractual interest payments at the loan level.
(d) Includes approximately $8.7MM of charge-offs applied against reserves established subsequent to acquisition.

Acquired Loan Portfolio
Amortization of Original Discount on Acquired Loan Portfolio
Notes:
1. Excluding FinFed, the weighted average coupon on the acquired loan portfolio is 4.39%
2. Adjusted to include the discount on acquired loans (the difference between the outstanding balance of the acquired loan portfolio and the carrying amount of the acquired loan portfolio)
$ in millions, except per share data
Impact on Net Interest Margin Impact on Earnings Per Share
1Q14 Total Accretion (All interest income on acquired loans) 23 Interest Income from Amortization of Original Discount on Acq. Loan Portfolio 6.4
4Q13 Acquired Loan Portfolio Carrying Amount 1,525 1Q14 Effective Tax Rate 34.3%
1Q14 Acquired Loan Portfolio Carrying Amount 1,411
1Q14 Average Acquired Loan Portfolio 1,468 1Q14 Earnings from Amortiz. of Original Discount on Acq. Loan Portfolio 4.2
Effective Yield on Acquired Loan Portfolio 6.35% 1Q14 Weighted Average Shares Outstanding 297.7
Weighted Average Coupon on Acquired Loan Portfolio
1
4.61%
1Q14 EPS Impact from Amortiz. of Discount on Acq. Loan Portfolio $0.01
Incremental Yield Attributable to Amortiz. of Discount on Acq. Loan Portfolio 1.74%
Incremental Interest Income from Amortiz. of Discount on Acq. Loan Portfolio 6.4
1Q14 Average Earning Assets 29,277
Adjusted 1Q14 Average Earning Assets
2
29,440
Impact on Overall Net Interest Margin (bps) 9
Operating Net Interest Margin 3.17%
Adjusted Net Interest Margin 3.08%
Amortization of Original Discount on Acquired Loan Portfolio Amortization of Original Discount on Acquired Loan Portfolio

Allowance for Loan Losses
Originated Portfolio Coverage Detail as of March 31, 2014
(in $ millions)
0.73%
0.95%
0.00%
0.50%
1.00%
1.50%
NPLs:Loans ALLL:Loans
Commercial
Banking
1.11%
0.32%
0.00%
0.50%
1.00%
1.50%
NPLs:Loans ALLL:Loans
Retail Banking
Commercial ALLL - $160.0 million
129% of Commercial NPLs
Retail ALLL - $20.0 million
28% of Retail NPLs
Total ALLL - $180.0 million
93% of Total NPLs
0.84%
0.78%
0.00%
0.50%
1.00%
1.50%
NPLs:Loans ALLL:Loans
Total

22 Operating Dividend Payout Ratio (%) Last Five Quarters 91% 83% 83% 83% 86% 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014

Peer Group
Firm Ticker City State
1 Associated ASBC Green Bay WI
2 BancorpSouth BXS Tupelo MS
3 City National CYN Los Angeles CA
4 Comerica CMA Dallas TX
5 Commerce CBSH Kansas City MO
6 Cullen/Frost CFR San Antonio TX
7 East West EWBC Pasadena CA
8 First Niagara FNFG Buffalo NY
9 FirstMerit FMER Akron OH
10 Fulton FULT Lancaster PA
11 Huntington HBAN Columbus OH
12 M&T MTB Buffalo NY
13 New York Community NYCB Westbury NY
14 Signature SBNY New York NY
15 Susquehanna SUSQ Lititz PA
16 Synovus SNV Columbus GA
17 Valley National VLY Wayne NJ
18 Webster WBS Waterbury CT
19 Wintrust WTFC Lake Forest IL
20 Zions ZION Salt Lake City UT

For more information, investors may contact: Peter Goulding, CFA 203-338-6799 peter.goulding@peoples.com